EXHIBIT 32.2

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Retrophin, Inc. (the “Company”), for the period ending June 30, 2015 (the “Report”), the undersigned officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2015	/s/ Laura Clague
Laura Clague
Chief Financial Officer
(Principal Financial Officer)